                                                                    EXHIBIT 10.7


                              AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

          This Amendment No. 1 (the "Amendment") to the Third Amended and
                                     ---------
Restated Registration Rights Agreement (the "Agreement") dated as of June 28,
                                             ---------
1996 by and among Preview Travel, Inc., a California corporation (the

"Company"), and certain of the Company's investors, is made this 26th day of
 -------
September, 1997 by and among the Company, the investors listed on Schedule A
                                                                  ----------
hereto (the "Investors") and the undersigned holders of at least a majority of
             ---------
the Registrable Securities (as defined in the Agreement), who shall hereinafter be referred as the "Consenting Holders."
                    ------------------

          The Company has granted to the holders of its Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock registration and other rights under the Agreement;

          The Company proposes to sell and issue to the Investors shares of Series E Preferred Stock pursuant to that certain Series E Preferred Stock Purchase Agreement, dated June 28, 1996, as amended by that certain Amendment No. 1 to the Series E Preferred Stock Purchase Agreement dated of even date herewith (the "Series E Amendment"); and
               ------------------

          As a condition of entering into the Series E Amendment, the Investors have requested that the Company extend to them the registration and other rights that were extended to the holders of the Registrable Securities.

          The Consenting Holders have agreed to the extension of such rights to the Investors.

          In consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby consent and agree as follows:

          1. All terms not defined herein shall have the meaning set forth in the Agreement.

          2. Each Investor shall be deemed a party to the Agreement and shall be deemed a "Holder" for purposes of the Agreement and shall be entitled to all
             ------
of the rights, benefits and privileges of, and subject to all of the restrictions on, a "Holder" under the Agreement.
                    ------

          3.   Each Investor shall be deemed to be both a "Series E Purchaser"
                                                           ------------------
and a "Purchaser" for purposes of the Agreement.
       ---------

          4. Each share of Series E Preferred Stock acquired by an Investor shall be deemed to be both "Series E Preferred" and "Preferred" for purposes of
                            ------------------       ---------
the Agreement.

          5. This Amendment shall become effective upon the execution of this Amendment by the Company and the holders of at least a majority of the Registrable Securities.

          6. Except as otherwise specifically provided herein, the Agreement shall remain in full force and effect, and the undersigned shall be entitled to all the rights and subject to all the restrictions thereunder.

          7. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same.

          8. This Amendment shall be governed in all respects by the laws of the State of California.

                            [SIGNATURE PAGES FOLLOW]

          The foregoing agreement is hereby executed as of the date first above written.
                              COMPANY


                              PREVIEW TRAVEL, INC.,
                              a California corporation


                              By:    /s/ David Lambert
                                     ----------------------------------------
                              Name:  David Lambert
                                     ----------------------------------------
                              Title: Executive Vice President
                                     ----------------------------------------


                              CONSENTING HOLDER AND INVESTOR

                              US WEST Interactive Services, Inc.


                              By:    /s/ US WEST Interactive Services, Inc.
                                     ----------------------------------------

                              Title:    President
                                        -------------------------------------


                              CONSENTING HOLDERS

                              Kleiner Perkins Caufield & Byers VII


                              By:    /s/ Kleiner Perkins Caufield & Byers VII
                                     ----------------------------------------

                              Title:    General Partner
                                        -------------------------------------


                              KPCB VII Founders Fund



                              By:    /s/ KPCB VII Founders Fund
                                     ----------------------------------------

                              Title: General Partner
                                     ----------------------------------------


                      SIGNATURE PAGE TO AMENDMENT NO.1 TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              KPCB Information Sciences Zaibatsu Fund II


                              By:    /s/ KPCB Information Sciences
                                    ------------------------------------------
                                    Zaibatsu Fund II
                                    ------------------------------------------


                              Title:    General Partner
                                        --------------------------------------


                              CONSENTING HOLDER

                              America Online, Inc.



                              By:    /s/ America Online, Inc.
                                     -----------------------------------------

                              Title: President & CEO - AOL Studios
                                     -----------------------------------------


                              Trase Miller Solutions, Inc.



                              By:    /s/ Trase Miller Solutions, Inc.
                                     -----------------------------------------

                              Title: Senior Vice President
                                     -----------------------------------------


                      SIGNATURE PAGE TO AMENDMENT NO.1 TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              CONSENTING HOLDER AND INVESTOR

                              James J. Hornthal and Bethany S. Hornthal,
                              Trustees of the Hornthal Living Trust dated
                              12/23/92



                              By:    /s/ J. J. Hornthal
                                     ------------------------------------------

                              Title: Trustee
                                     ------------------------------------------


                              CONSENTING HOLDERS AND INVESTORS

                              Edmund & Mary Shea Real Property Trust



                              By:    /s/ Edmund Shea
                                     ------------------------------------------

                              Title: Trustee
                                     ------------------------------------------


                              Edmund & Mary Shea Family Foundation


                              By:    /s/ Edmund Shea
                                     ------------------------------------------

                              Title:    President
                                       ----------------------------------------


                              Tahoe Partnership I


                              By:    /s/ Peter O. Shea
                                     ------------------------------------------

                              Title: Custodian
                                     ------------------------------------------

                     SIGNATURE PAGE TO AMENDMENT NO.1 TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              Siam Partners II


                              By:    /s/ Edmund Shea
                                     -------------------------------------

                              Title: General Partner
                                     -------------------------------------


                              INVESTOR

                              Chris Anderson


                              /s/ C. Anderson
                              --------------------------------------------


                              The Sapling Foundation



                              By:    /s/ C. Anderson
                                     -------------------------------------

                              Title: _____________________________________


                              Robert Senoff



                              /s/ Robert Senoff
                              --------------------------------------------


                              CONSENTING HOLDER AND INVESTOR

                              Moldaw Variable Fund



                              By:    /s/ Stuart S. Moldaw
                                     -------------------------------------

                              Title: General Partner
                                     -------------------------------------


                      SIGNATURE PAGE TO AMENDMENT NO.1 TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENTS

                              H & Q Preview Media Investors, L.P.


                              By:    /s/ J. Berterretche
                                     -------------------------------------

                              Title: Attorney-in-Fact
                                     -------------------------------------


                              INVESTOR

                              The Rogers Family Trust


                              By:    /s/ Roy L. Rogers
                                     -------------------------------------

                              Title: Trustee
                                     -------------------------------------


                              INVESTORS

                              Spitfire Capital Partners, L.P.



                              By:    /s/ Spitfire Capital Partners, L.P.
                                     -------------------------------------

                              Title: Chairman
                                     -------------------------------------


                              Montgomery Associates 1992 L.P.



                              By:    /s/ Montgomery Associates 1992 L.P.
                                     -------------------------------------

                              Title: Managing Partner
                                     -------------------------------------

                      SIGNATURE PAGE TO AMENDMENT NO.1 TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              INVESTOR

                              Douglas A. Berl



                              /s/ Douglas A. Berl
                              --------------------------------------------

                              INVESTORS

                              Pequot Private Equity Fund L.P.


                              By:    /s/ Pequot Private Equity Fund L.P.
                                     -------------------------------------

                              Title: CFO, DSCMI, Investment Advisor
                                     -------------------------------------


                              Pequot Offshore Private Equity Fund, L.P.



                              By:    /s/ Pequot Offshore Private Equity
                                     -------------------------------------
                                     Fund,  L.P.
                                     -------------------------------------

                              Title: CFO, DSCMI, Investment Advisor
                                     -------------------------------------


                              Olympus Growth Fund II, L.P.



                              By:    /s/ James A. Conroy
                                     -------------------------------------

                              Title: General Partner
                                     -------------------------------------

                              Olympus Executive Fund, L.P.


                              By:    /s/ James A. Conroy
                                     -------------------------------------

                              Title: General Partner
                                     -------------------------------------

                      SIGNATURE PAGE TO AMENDMENT NO.1 TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              INVESTOR

                              Stefan Sanktjohanser



                              /s/ Stefan Sanktjohanser
                              --------------------------------------------


                              The Homer Luther, Jr. IRA Rollover


                              By:    /s/ Homer L. Luther
                                     -------------------------------------

                              Title: _____________________________________


                              Bill Luby



                              /s/ William Luby
                              --------------------------------------------


                              Annabel J. Montgomery Revocable Trust



                              /s/ Annabel J. Montgomery - Trustee
                              --------------------------------------------


                              American National Bank and Trust Company of
                              Chicago as Trustee of the
                              Ronald L. Chez IRA



                              By:    /s/ American National Bank and
                                     -------------------------------------
                                     Trust Company of Chicago
                                     -------------------------------------

                              Title: Vice President
                                     -------------------------------------

                      SIGNATURE PAGE TO AMENDMENT NO.1 TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              INVESTORS


                              Lamoreaux Partners


                              By:    /s/ Phillip A. Lamoreaux
                                     --------------------------------------

                              Title: General Partner
                                     --------------------------------------


                              Phillip A. Lamoreaux


                              /s/ Phillip A. Lamoreaux
                              ---------------------------------------------


                              INVESTOR

                              David S. Pottruck CRT No. 3 UTD 7/27/97


                              By:    /s/ David S. Pottruck
                                     --------------------------------------

                              Title: ______________________________________


                              Thomas Unterman



                              /s/ Thomas Unterman
                              ---------------------------------------------


                              GENERAL ELECTRIC CAPITAL CORPORATION



                              By:    /s/ Tony V. Pantuso
                                     --------------------------------------
                              Name:  Tony V. Pantuso
                                     --------------------------------------
                              Title: SVP - Equity Capital
                                     --------------------------------------


                      SIGNATURE PAGE TO AMENDMENT NO.1 TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              INVESTOR



                              /s/ David V. Crowder
                              ---------------------------------------
                              David V. Crowder


                              INVESTOR



                              /s/ Richard Friedman
                              ---------------------------------------
                              Richard Friedman


                      SIGNATURE PAGE TO AMENDMENT NO.1 TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT A

US WEST Interactive Services, Inc.
James J. Hornthal and Bethany S. Hornthal, Trustees of the Hornthal Living Trust dated 12/23/92
Edmund & Mary Shea Real Property Trust
Edmund & Mary Shea Family Foundation
Tahoe Partnership I
Siam Partners II
Chris Anderson
The Sapling Foundation
Robert Senoff
Moldaw Variable Fund
H & Q Preview Media Investors, L.P.
The Rogers Family Trust
Spitfire Capital Partners, L.P.
Montgomery Associates 1992 L.P.
David Crowder
Rick Friedman
Douglas A. Berl
Pequot Private Equity Fund L.P.
Pequot Offshore Private Equity Fund, Inc.
Olympus Growth Fund II, L.P.
Olympus Executive Fund, L.P.
Stefan Sanktjohanser
The Homer L. Luther, Jr. IRA Rollover
Bill Luby
Annabel J. Montgomery Revocable Trust
Ronald L. Chez IRA
Lamoreaux Partners
Phillip A. Lamoreaux
David S. Pottruck CRT No. 3 UTD 7/27/97
Thomas Unterman
General Electric Capital Corporation